Exhibit 99.1

NEWS RELEASE

NOVAGOLD Announces Nomination of Dr. Elaine Dorward-King

for Election to its Board of Directors and Files its 2020 Management Information Circular

March 26, 2020 - Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) is pleased to announce the nomination of Dr. Elaine Dorward-King to the Company’s proposed Board of Directors to be presented for election at the Annual Meeting of Shareholders on May 14, 2020. The Company’s 2020 Management Information Circular, which contains information about all director nominees and other proposals being submitted to shareholders was filed today and is now available to the public.

Elaine Dorward-King is a 30-year career executive with a well-established track record of accomplishments in the fields of environmental stewardship, social responsibility, sustainability practices, and governance. Most recently, she served as an Executive Vice President of Newmont Corporation (“Newmont”), where she was responsible for development and implementation of corporate strategy and practice related to environmental protection, social responsibility, community relations, external affairs, government relations, and communications. Prior to her tenure at Newmont, Dr. Dorward-King worked for Rio Tinto, where she served as Managing Director of Richards Bay Minerals in South Africa and, before that, as Global Head of Health, Safety and Environment.

"On behalf of the Board of Directors, I am delighted that Elaine has agreed to join NOVAGOLD, if elected by the shareholders" said Dr. Thomas Kaplan, Chairman of the Board. "Her election will further strengthen the Company’s ability to implement best practices in the areas of environmental stewardship, social responsibility, corporate governance and sustainable development. Once elected by the shareholders, we look forward to her active engagement in the leadership of NOVAGOLD as Donlin Gold continues to advance up the value-chain for the benefit of all of its stakeholders.”

Dr. Dorward-King has authored numerous scientific papers, contributed to five environmental science textbooks and received numerous awards and honors for her work in advancing safety and environmental responsibility, including being named as one of the 100 Most Inspirational Women in Mining. She currently serves on the Board of Directors for Project WET, a global non-profit organization focused on water awareness education and training. Since 2014, she has served as a Board member of Resources for the Future (RFF), a preeminent environmental economics think tank, providing impartial research and policy engagement to advance environmental, energy and natural resource decision making. Dr. Dorward-King is serving as a non-executive director on the Boards of Kenmare Resources (LSE:KMR), Great Lakes Dredge and Dock (NASDAQ:GLDD), and Bond Resources (CSE: BJB). Dr. Dorward-King graduated from Colorado State University with a Ph.D. in analytical chemistry and from Maryville College in Tennessee with a B.A. magna cum laude in chemistry, with emphasis in biology and mathematics.

Management Information Circular filed with regulators

Additional information about Dr. Dorward-King, as well as the other director nominees and proposals submitted to shareholders for approval, can be found in NOVAGOLD’s 2020 Management Information Circular and Annual Report to Accompany the Management Information Circular, which are available on the Company’s website, www.novagold.com/investors/mic/, on SEDAR at www.sedar.com, and on EDGAR at www.sec.gov, and can be obtained at no charge these websites. The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2020 annual meeting of shareholders. The Company has filed its definitive proxy statement with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s proxy statement which has been filed as a DEF 14A contains information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. If the holdings of the Company’s securities change from the amounts provided in the proxy statement, such changes will be set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website at www.novagold.com or through the SEC’s website at www.sec.gov.

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NEWS RELEASE

About NOVAGOLD

NOVAGOLD is a well-financed precious metals company focused on the development of its 50%-owned Donlin Gold project in Alaska, one of the safest mining jurisdictions in the world. With approximately 39 million ounces of gold in the measured and indicated mineral resource categories, inclusive of proven and probable mineral reserves (541 million tonnes at an average grade of approximately 2.24 grams per tonne in the measured and indicated resource categories on a 100% basis),[1] Donlin Gold is regarded to be one of the largest, highest-grade, and most prospective known open pit gold deposits in the world. According to the Second Updated Feasibility Study (as defined below), once in production, Donlin Gold is expected to produce an average of more than one million ounces per year over a 27-year mine life on a 100% basis. The Donlin Gold project has substantial exploration potential beyond the designed footprint which currently covers 1.9 miles (3 km) of an approximately five-mile (8 km) long gold-bearing trend. Current activities at Donlin Gold are focused on state permitting, optimization work, community outreach and workforce development in preparation for the construction and operation of this project. With a strong balance sheet, NOVAGOLD is well-positioned to fund its share of permitting and optimization advancement efforts at the Donlin Gold project.

Scientific and Technical Information

Some scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno), and Gordon Seibel, R.M. SME, Principal Geologist, (AMEC, Reno) are the Qualified Persons responsible for the preparation of the independent technical report, each of whom are independent “qualified persons” as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under NI 43-101, has approved and verified the scientific and technical information related to the Donlin Gold project contained in this press release.

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

604-669-6227 or 1-866-669-6227

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding Dr. Dorward-King’s contributions to the Company; potential development and construction of Donlin Gold; perceived merit of properties; the advancement of optimization studies at Donlin Gold; potential opportunities to enhance or maximize the value of Donlin Gold; the timing and likelihood of permits; mineral reserve and resource estimates; work programs; capital expenditures; timelines; strategic plans; and benefits of the Donlin Gold project and market prices for precious metals. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent NOVAGOLD’s management expectations, estimates and projections regarding future events or circumstances on the date the statements are made.

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1 Donlin Gold data as per the Second Updated Feasibility Study (as defined herein). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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NEWS RELEASE

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for continued cooperation between NOVAGOLD and Barrick Gold Corp. for the continued exploration, development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, natural disasters, climate change, disease pandemic, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in reports and documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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